UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Revised Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOMARIN PHARMACEUTICAL INC.

105 Digital Drive

Novato, CA 94949

June 6, 2005

Dear Shareholder:

I am pleased to advise you that BioMarin Pharmaceutical Inc. and a group of its shareholders recently entered into a settlement agreement that enables your Company to avoid a costly and potentially divisive proxy contest at the 2005 Annual Meeting of Stockholders scheduled for June 28, 2005.

The agreement, which is described in the accompanying Supplement to the Company’s Proxy Statement, will enable the Board of Directors and management to continue to focus their full attention on maximizing and protecting the value of the Company for shareholders.

The Board of Directors and the shareholder group that is a party to that agreement join in supporting the slate of nominees set forth in the Supplement. In order to cast your vote for these nominees, please sign, date and mail the enclosed white proxy card.

Very truly yours,

JEAN-JACQUES BIENAIMÉ

Chief Executive Officer and Director

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU HAVE. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

If you have any questions, please call our proxy solicitor:

Morrow & Co., Inc. at 1-800-607-0088.

BIOMARIN PHARMACEUTICAL INC.

BioMarin Pharmaceutical Inc.

105 Digital Drive

Novato, CA 94949

SUPPLEMENT

TO

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2005

This supplement (the “Supplement”) supplements and amends the Proxy Statement dated May 23, 2005 (the “Proxy Statement”) of BioMarin Pharmaceutical Inc. (the “Company”) furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Company for use at the 2005 Annual Meeting of Stockholders scheduled to be held on June 28, 2005 at 10:00 a.m., California time, at the Embassy Suites Hotel located at 101 McInnis Parkway, San Rafael, California 94903 (the “Annual Meeting”). The record date for the determination of the holders of capital stock of the Company who are entitled to notice of and to vote at the Annual Meeting is May 20, 2005, which is the same record date specified in the Proxy Statement. This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to stockholders of the Company on or about June 6, 2005.

On May 27, 2005, the Company entered into a settlement agreement (the “Agreement”) with Caduceus Capital Master Fund Limited, Caduceus Capital II, L.P., OrbiMed Advisors LLC (“OrbiMed Advisors”) and OrbiMed Capital LLC (collectively, along with their respective associates and affiliates, the “Caduceus Group”), pursuant to which the Caduceus Group terminated its solicitation of proxies in support of its three Board nominees and the Company agreed to propose for election two new nominees, Joseph Klein, III and Alan J. Lewis (both of whom were nominees of the Caduceus Group), as well as existing directors Jean-Jacques Bienaimé, Franz. L. Cristiani, Elaine J. Heron, Pierre Lapalme and Erich Sager (all of whom previously were nominees of the Board). The seven nominees identified above are collectively referred to herein as the “Nominees”.

The white proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement in that the enclosed white proxy card includes the names of all of the Nominees. Thus, if you wish to vote with respect to all of the Nominees, please submit the revised white proxy card enclosed with this Supplement. Please note that the nomination of each of the persons previously nominated by the Board or the Caduceus Group, other than the Nominees identified above, has been withdrawn. The Board unanimously recommends that you vote FOR each of the Nominees.

In addition, stockholders are being asked to vote at the Annual Meeting FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, as more fully described in the Proxy Statement.

Management does not intend to bring before the Annual Meeting any matters other than those specifically described above, and knows of no matters other than the foregoing to come before the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the white proxy card to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Annual Meeting.

Stockholders are urged to sign, date and mail the enclosed white proxy card promptly. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by notice in writing to G. Eric Davis, Vice President, Corporate Counsel and Assistant Secretary, BioMarin Pharmaceutical Inc., 105 Digital Drive, Novato, CA 94949, or by submitting a later dated proxy or voting in person at the Annual Meeting.

Background

On April 15, 2005, members of the Caduceus Group formally notified the Company of their intention to nominate three nominees for election at the Annual Meeting, and on May 23, 2005, the Caduceus Group began soliciting proxies for these nominees pursuant to their definitive proxy statement in opposition to three of the seven continuing directors nominated by the Company and named in the Proxy Statement.

On May 24, 2005, representatives of the Company and the Caduceus Group commenced discussions regarding the possibility of avoiding a proxy contest at the Annual Meeting. These discussions continued until May 27, 2005.

On May 27, 2005, the Company and the Caduceus Group entered into the Agreement, which provides that the Board will recommend that the stockholders of the Company elect the Nominees identified above as directors and that the members of the Caduceus Group will vote all of their shares in favor of the Nominees at the Annual Meeting.

The Agreement also provides that within ninety days following the date of the Annual Meeting, the Board will increase the size of the Board from seven directors to eight directors and, at the recommendation of the Corporate Governance and Nominating Committee, appoint one additional director to the Board that is reasonably acceptable to OrbiMed Advisors. The Agreement further provides that the Caduceus Group will terminate its solicitation of proxies in connection with the Annual Meeting.

In addition, the Agreement provides that until January 1, 2007, the members of the Caduceus Group will not, directly or indirectly: (i) participate in any solicitation of proxies or consents with respect to the Company (whether or not relating to the election or removal of directors), or initiate, propose or otherwise solicit stockholders of the Company for the approval of any stockholder proposal, or otherwise communicate with the Company’s stockholders or others pursuant to Rule 14a-1(1)(2)(iv) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) form, join, or in any way participate in any “group” within the meaning of Section 13(d)(3) of the Exchange Act, other than the Caduceus Group; (iii) deposit any voting securities held by the Caduceus Group in any voting trust or enter into any similar arrangement; (iv) otherwise act, alone or in concert with others, to control or seek to control the management, the Board or the policies of the Company; (v) seek, alone or in concert with others, representation on the Board or the removal of any member of the Board; (vi) make any publicly disclosed proposal or enter into any discussion regarding the matters identified in clauses (i) through (v) above, or make or disclose any request to waive or terminate any provision of the Agreement; or (vii) take or cause or induce others to take any action inconsistent with the terms of the Agreement. Generally, these restrictions terminate if the Board increases its size to more than eight directors at any time prior to January 1, 2007.

Pursuant to the Agreement, the Company agreed to reimburse the Caduceus Group for up to $250,000 in fees and expenses incurred by Caduceus Group in connection with its previous proxy solicitation.

The Company filed a complete copy of the Agreement with the Securities and Exchange Commission (the “SEC”) on June 1, 2005 as an exhibit to its Current Report on Form 8-K, and this summary is qualified by the terms of the Agreement included therein.

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Nominees

Each of the Nominees other than Messers. Klein and Lewis are current directors of the Company. Certain information concerning each of the Nominees is set forth below:

Jean-Jacques Bienaimé, 51, joined the BioMarin board in May 2005 at the same time he became BioMarin’s Chief Executive Officer. Prior to joining BioMarin, Mr. Bienaimé served as Chief Executive Officer and President of Genencor International from November 2002 to May 2005 and its Chairman from April 2003 to May 2005. Prior to joining Genencor, Mr. Bienaimé was Chairman, President and Chief Executive Officer of SangStat Medical Corporation. He became President of SangStat Medical Corporation in 1998 and Chief Executive Officer in 1999. Prior to joining SangStat Medical Corporation, Mr. Bienaimé held various management positions from 1992 to 1998, including Senior Vice President of Corporate Marketing and Business Development, and Vice President and General Manager of the advanced therapeutic and oncology division, with Rhône-Poulenc Rorer Pharmaceuticals (now known as Aventis). Mr. Bienaimé currently serves on the boards of the Biotechnology Industry Organization (BIO), Aerogen, Inc., NeurogesX, Inc., and Saegis Pharmaceuticals, Inc., and is a member of the advisory board of Bellevue Asset Management’s BioVentures II fund. He received an MBA from the Wharton School at the University of Pennsylvania and an undergraduate degree in economics from the Ecole Superieure de Commerce de Paris.

Franz L. Cristiani, 63, joined the BioMarin Board in June 2002 and serves as chairman of its Audit Committee. From 1964 to 1999, he was with Arthur Andersen, LLP, as partner since 1976, with clients in high technology, life sciences, manufacturing, mining, forest products, distribution, publishing and food products industries. Since 1999, he has provided consulting services to various companies, served as a director of various companies and served as an adjunct professor at the University of San Francisco. Mr. Cristiani serves as a director of MTI Technology, Inc., Vitasoy USA, Accuray Incorporated and Nature’s Sunshine Products. Mr. Cristiani holds a B.A. from San Francisco State University and is a C.P.A.

Elaine J. Heron, Ph.D., 57, joined the BioMarin Board in July 2002. Dr. Heron has served as chairman and chief executive officer of Labcyte Inc. since July 2001. Prior to that time, she spent six years in increasingly responsible positions at the Applied Biosystems Group of Applera Corporation, including stints as general manager and vice president of sales and marketing. She was vice president, marketing, at Affymetrix, Inc., from 1995 to 1996. Dr. Heron has a B.S. in chemistry with Highest Distinction and a Ph.D. in analytical biochemistry, both from Purdue University, and an M.B.A. from Pepperdine University.

Joseph Klein, III, 44, is currently Managing Director of Gauss Capital Advisors, LLC, a financial consulting and investment advisory firm focused on biopharmaceuticals, which he founded in March 1998. In addition to his investment advisory and financial consulting activities, Mr. Klein currently serves as a Venture Partner of Red Abbey Venture Partners, LP, a life sciences private equity fund. From September 2001 to September 2002, Mr. Klein was a Venture Partner of MPM Capital, a healthcare venture capital firm. From June 1999 to September 2000 when it merged with WebMD Corporation, Mr. Klein served as Vice President, Strategy for Medical Manager Corporation, a leading developer of physician office management information systems. Mr. Klein serves on the board of directors of three publicly held biotechnology companies: Genaissance Pharmaceuticals, Inc., Guilford Pharmaceuticals, Inc. and NPS Pharmaceuticals, Inc.; as well as two private health care companies: Keel Pharmaceuticals, Inc. and the Maryland Medical Research Institute. Mr. Klein received a B.A. summa cum laude in economics from Yale University, where he was elected to Phi Beta Kappa, and an M.B.A. from the Stanford Graduate School of Business. As of May 23, 2005, Mr. Klein beneficially owned 12,000 shares of the Company’s Common Stock.

Pierre Lapalme, 64, joined the BioMarin Board in January 2004 and was named as Chairman in August 2004, upon the resignation of Fredric D. Price, BioMarin’s former Chief Executive Officer and Chairman of the Board. Throughout his career, Mr. Lapalme has held numerous senior management positions in the pharmaceutical industry, including chief executive officer and chairman of the board of Rhône-Poulenc Pharmaceuticals, Inc. in Canada, and senior vice president and general manager of North America Ethicals, a

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division of Rhône-Poulenc Rorer, Inc., where he oversaw the development of the ethical pharmaceutical business in the United States, Canada, Mexico, and Central America. Mr. Lapalme served on the board of the National Pharmaceutical Council and was a board member of the Pharmaceutical Manufacturers Association of Canada, where he played a leading role in reinstituting patent protection for pharmaceuticals. Mr. Lapalme currently serves as director of First Horizon Pharmaceuticals, Bioxel Pharma Inc. and International Wex Technologies. Mr. Lapalme also served as non-executive chairman of the board of Diagnocure, a biotechnology company from 1995 to 2005. Mr. Lapalme studied at the University of Western Ontario and INSEAD France.

Alan J. Lewis, 59, since 2000, has been the President of Celgene Signal Research, a wholly owned subsidiary of the Celgene Corporation, an integrated pharmaceutical company. Celgene Signal Research focuses on the discovery and development of drugs that regulate genes associated with diseases. Previously, he was the President and Chief Executive Officer of Signal Pharmaceuticals, Inc., where he guided the company to its successful acquisition by Celgene. Before joining Signal Pharmaceuticals, Dr. Lewis held a number of positions at Wyeth-Ayerst Research and its predecessor Wyeth Laboratories, Inc. from 1979 to 1994, including Vice President of Research at Wyeth-Ayerst. Dr. Lewis has published over 120 full manuscripts and has written and edited seven books and 100 abstracts. Dr. Lewis was a Research Associate at Yale University from 1972 to 1973. Dr. Lewis received a B.Sc. in Physiology and Biochemistry from Southampton University, Southampton, Hampshire, U.K. and a Ph.D. in Pharmacology from the University of Wales, Cardiff, U.K.

Erich Sager, 47, joined the BioMarin Board in November 1997. Since 2004, Mr. Sager has acted as Chairman of Calltrade Carrier Services AG, a European wholesale phone operator. From September 1996 until August 2004, Mr. Sager served as the chairman of LaMont Asset Management SA, a private investment management firm. From April 1994 to August 1996, Mr. Sager served as senior vice president, head of Private Banking for Dresdner Bank (Switzerland) Ltd. From September 1991 to March 1994, Mr. Sager served as vice president, Private Banking-Head German Desk for Deutsche Bank (Switzerland) Ltd. From 1981 to 1989, Mr. Sager held various positions at a number of banks in Switzerland. Mr. Sager serves as a director of Calltrade Carrier Services AG and Zecotek Medical Systems Inc. Mr. Sager received a business degree from the School of Economics and Business Administration in Zurich, Switzerland.

Voting of Proxies

If you wish to vote for all seven of the Nominees, you must do so by voting on the white proxy card enclosed within this Supplement.

If you have already submitted the white proxy card included with the Company’s original Proxy Statement, or the blue proxy card included with the Caduceus Group proxy statement, you may revoke it by subsequently executing the white proxy card enclosed with this Supplement and returning it in the enclosed pre-addressed postage-paid envelope. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

If you submitted or submit an unrevoked white proxy card included with the Company’s original Proxy Statement, or blue proxy card included with the Caduceus Group proxy statement, your vote will be counted as follows:

For proxies granted by the previous white proxy card included with the Company’s original Proxy Statement, unless otherwise indicated, your vote will be counted FOR the five nominees identified therein that are included among the current Nominees (Jean-Jacques Bienaimé, Franz. L. Cristiani, Elaine J. Heron, Peirre Lapalme and Erich Sager). Your vote on such proxy card will not constitute a vote for either Joseph Klein, III or Alan J. Lewis.

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For proxies granted by the blue proxy card included with the Caduceus Group proxy statement, unless otherwise indicated, your vote will be counted FOR the two nominees of the Caduceus Group identified therein that are included among the current Nominees (Joseph Klein, III and Alan J. Lewis), as well as the four Board nominees included in the vote on such proxy card pursuant to the “short slate” rules of the SEC, all of whom are included among the current Nominees (Jean-Jacques Bienaimé, Franz. L. Cristiani, Elaine J. Heron and Peirre Lapalme). Your vote on such proxy card will not constitute a vote for Erich Sager.

In each case, unless otherwise indicated, your vote will be voted FOR ratification of the selection of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2005.

APPROVAL

The content of this Supplement and the mailing thereof to the stockholders have been authorized by the Board of Directors of the Company.

DATED this 6th day of June, 2005 at Novato, California

G. Eric Davis

Vice President, Corporate Counsel and Assistant Secretary

IMPORTANT NOTE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU HOLD. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

CONTACT FOR QUESTIONS AND ASSISTANCE IN VOTING

If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., Inc.

445 Park Avenue—5th Floor

New York, NY 10022

1-800-607-0088

If you need additional copies of this proxy statement or voting materials, you should contact Morrow & Co., Inc. as described above.

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FORM OF PROXY

BIOMARIN PHARMACEUTICAL INC.

ANNUAL MEETING OF STOCKHOLDERS

June 28, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF

BIOMARIN PHARMACEUTICAL INC.

The undersigned stockholder of BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated May 23, 2005, and the Supplement to Proxy Statement, dated June 6, 2005, and hereby appoints Jean-Jacques Bienaimé, Jeffrey Cooper and G. Eric Davis, or any of them, as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of the stockholders of BioMarin to be held on June 28, 2005 at the Embassy Suites Hotel, located at 101 McInnis Parkway, San Rafael, California 94903 at 10:00 a.m., California time (the “Annual Meeting”), and at any adjournment or postponement thereof, and to vote all shares of common stock of BioMarin, which the undersigned would be entitled to vote, if then and there personally present, at the Annual Meeting on the matters set forth on the reverse side and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

BioMarin’s Board of Directors recommends a vote FOR Proposals 1 and 2. If not otherwise directed, this proxy will be voted FOR Proposals 1 and 2 and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.

1.	Election of directors. Nominees: Jean-Jacques Bienaimé, Franz L. Cristiani, Elaine J. Heron, Joseph Klein, III, Pierre Lapalme, Alan J. Lewis and Erich Sager.

☐ FOR all nominees (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the FOR box above and write that nominee’s name in the space provided below:

2.	Proposal to ratify the selection by the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

THE SUBMISSION OF THIS PROXY IF EXECUTED PROPERLY REVOKES ALL PRIOR PROXIES.

Signature(s): _______________________________________________________________________ Date: _________

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. When signing as executor, administrator, trustee or other representative, please give your full title.

PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.